================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) __

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                            13-5160382
(State of incorporation                             (I.R.S. employer
if not a U.S. national bank)                        identification no.)

One Wall Street, New York, N.Y.                     10286
(Address of principal executive offices)            (Zip code)


                              METALDYNE CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                            38-2513957
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)


                               ADDITIONAL OBLIGORS

ER Acquisition Corp.                            Delaware       38-3422614
GMTI Holding Company                            Delaware       90-0044261
Halyard Aviation Services, Inc.                 Michigan       90-0044260
MASG Disposition, Inc.                          Michigan       38-2509882
MASX Energy Services Group, Inc.                Delaware       38-2248592
Metaldyne Accura Tool & Mold, Inc.              Delaware       36-4134012
Metaldyne Company LLC                           Delaware          NONE
Metaldyne DuPage Die Casting Corporation        Illinois       36-2233897
Metaldyne Europe, Inc.                          Delaware       38-2783435
Metaldyne European Holdings Inc.                Delaware       38-3220045
Metaldyne Lester Precision Die Casting,
  Inc.                                          Delaware       36-4204422

Metaldyne Light Metals Company, Inc.            Delaware       36-4204419
Metaldyne Machining and Assembly Company,
  Inc.                                          Michigan       38-1225111
Metaldyne Precision Forming-Fort Wayne,
  Inc.                                          Indiana        35-1767542
Metaldyne Services, Inc.                        Delaware       38-2523834
Metaldyne Sintered Components of Indiana,
  Inc.                                          Delaware       38-2977520
Metaldyne Sintered Components, Inc.             Delaware       25-1231600
Metaldyne Tubular Products, Inc.                Michigan       38-2126248
Metaldyne U.S. Holding Co.                      Michigan       38-3355783
Precision Headed Products, Inc.                 Delaware       38-3386091
Punchcraft Company                              Michigan       38-3212117
Stahl International, Inc.                      Tennessee       62-1411205
W.C. McCurdy & Co.                              Michigan       38-1494328
Windfall Products, Inc.                       Pennsylvania     25-1300079
Windfall Specialty Powders, Inc.              Pennsylvania     25-1602774
WIPCO, Inc.                                     Delaware       52-2049044


47659 Halyard Drive                                            48170
Plymouth, Michigan                                             (Zip code)
(Address of principal executive offices)

                              --------------------

                     11% Senior Subordinated Notes due 2012
                       (Title of the indenture securities)

================================================================================

1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


----------------------------------------------------------------------------------------------------
Name                                                     Address
----------------------------------------------------------------------------------------------------
Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006, and
                                                         Albany, N.Y.  12203

Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045

Federal Deposit Insurance Corporation                    Washington, D.C.  20429

New York Clearing House Association                      New York, New York  10005


     (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of September, 2002.


                                      THE BANK OF NEW YORK


                                      By:      /S/  MARY LAGUMINA
                                           ----------------------
                                           Name:    MARY LAGUMINA
                                           Title:   VICE PRESIDENT





















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                                                                       EXHIBIT 7
                                                                       ---------
--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                   Dollar Amounts
                                                                                    In Thousands
ASSETS
Cash and balances due from depository institutions:
    Noninterest-bearing balances and currency and coin.................               $ 3,765,462
    Interest-bearing balances..........................................                 3,835,061
Securities:
    Held-to-maturity securities........................................                 1,232,736
    Available-for-sale securities......................................                10,522,833
Federal funds sold and Securities purchased under agreements
to resell..............................................................                 1,456,635
Loans and lease financing receivables:
    Loans and leases held for sale.....................................                   801,505
    Loans and leases, net of unearned income...........................                46,206,726
    LESS: Allowance for loan and lease losses..........................                   607,115
    Loans and leases, net of unearned income and allowance.............                35,249,695
Trading Assets.........................................................                 8,132,696
Premises and fixed assets (including capitalized leases)...............                   898,980
Other real estate owned................................................                       911
Investments in unconsolidated subsidiaries and associated companies....                   220,609
Customers' liability to this bank on acceptances outstanding...........                   574,020
Intangible assets
    Goodwill...........................................................                 1,714,761
    Other intangible assets............................................                    49,213
Other assets...........................................................                 5,001,308
                                                                                      -----------
Total assets...........................................................               $73,954,859
                                                                                      ===========
LIABILITIES
Deposits:
    In domestic offices................................................               $29,175,631
    Noninterest-bearing................................................                11,070,277



                                      -5-


    Interest-bearing...................................................                18,105,354
    In foreign offices, Edge and Agreement subsidiaries,
       and IBFs........................................................                24,596,600
    Noninterest-bearing................................................                   321,299
    Interest-bearing...................................................                24,275,301
Federal funds purchased and securities sold under agreements
to repurchase..........................................................                 1,922,197
Trading liabilities....................................................                 1,970,040
Other borrowed money:
(includes mortgage indebtedness and obligations under
capitalized leases)....................................................                 1,577,518
Bank's liability on acceptances executed and outstanding...............                   575,362
Subordinated notes and debentures......................................                 1,940,000
Other liabilities......................................................                 5,317,831
                                                                                      -----------
Total liabilities......................................................               $67,075,179
                                                                                      ===========

EQUITY CAPITAL
Common stock...........................................................                 1,135,284
Surplus ...............................................................                 1,055,508
Retained earnings. ....................................................                 4,227,287
Accumulated other comprehensive income ................................                   (38,602)
Other equity capital components .......................................                         0
-------------------------------------------------------------------------------------------------
Total equity capital ..................................................                 6,379,477
                                                                                      -----------
Total liabilities and equity capital ..................................               $73,954,859
                                                                                      ===========



     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                  Thomas J. Mastro,
                                  Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi           ---             Directors
Gerald L. Hassell            |
Alan R. Griffith             |
                             |
                          ---



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